UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

EPIQ SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING

on

JUNE 7, 2006

and

PROXY STATEMENT

501 Kansas Avenue
Kansas City, Kansas 66105

May 5, 2006

Dear Shareholder:

The Annual Meeting of Shareholders of EPIQ Systems, Inc. will be held at 10:00 a.m., local time, on Wednesday, June 7, 2006, at the InterContinental Hotel, 401 Ward Parkway, Kansas City, Missouri 64112. The enclosed notice of the meeting and proxy statement contain detailed information about the business to be transacted at the meeting.

On behalf of the Board of Directors and Management of the Company, I cordially invite you to attend the Annual Meeting of Shareholders.

The prompt return of your Proxy in the enclosed business reply envelope or voting by telephone or via the Internet (as described on the Proxy card) will help ensure that as many shares as possible are represented at the Annual Meeting.

I personally look forward to seeing you at the Annual Meeting.

Sincerely,

EPIQ SYSTEMS, INC.

Tom W. Olofson
Chairman and
Chief Executive Officer

EPIQ SYSTEMS, INC.

501 Kansas Avenue

Kansas City, Kansas 66105

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on June 7, 2006

TO THE SHAREHOLDERS OF EPIQ SYSTEMS, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EPIQ Systems, Inc. (the “Company”) will be held at the InterContinental Hotel, 401 Ward Parkway, Kansas City, Missouri 64112 at 10:00 a.m., local time, on Wednesday, June 7, 2006, for the following purposes:

1.                To elect six Directors to the Board of Directors of the Company, each for a term of one year and until their successors are elected and qualified;

2.                To consider a proposal to amend the 2004 Equity Incentive Plan to provide for performance-based awards intended to meet the tax deductibility requirements of Section 162(m) of the Internal Revenue Code;

3.                To consider a proposal to amend the 2004 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan from 3,000,000 to 5,000,000; and

4.                To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on April 11, 2006, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On April 11, 2006, the record date for the Annual Meeting, there were 19,385,717 shares of common stock outstanding. Each outstanding share is entitled to one vote.

The Board of Directors of the Company encourages you to sign, date and promptly mail the Proxy in the enclosed postage prepaid envelope or to vote by telephone or via the Internet (as described on the Proxy card), regardless of whether or not you intend to be present at the Annual Meeting. You are urged, however, to attend the Annual Meeting.

By Order of the Board of Directors

Elizabeth M. Braham, Secretary

Kansas City, Kansas

May 5, 2006

EPIQ SYSTEMS, INC.
501 Kansas Avenue
Kansas City, Kansas 66105

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To be held Wednesday, June 7, 2006

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement and the enclosed Proxy card are furnished to the shareholders of EPIQ Systems, Inc., a Missouri corporation, in connection with the solicitation of proxies by the Company for use at the Company’s Annual Meeting of Shareholders, and any adjournments or postponement thereof, to be held at the InterContinental Hotel, 401 Ward Parkway, Kansas City, Missouri at 10:00 a.m., local time, on Wednesday, June 7, 2006. The mailing of this Proxy Statement, the Proxy, the Notice of Annual Meeting and the accompanying 2005 Annual Report to Shareholders is expected to commence on May 5, 2006. All costs of solicitation will be borne by the Company.

You are requested to vote your shares by following the instructions on the Proxy for voting by telephone or via the Internet or by completing, signing and returning the Proxy promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked by written notice of revocation delivered to the Secretary of the Company, by executing and delivering a later dated Proxy or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not constitute a revocation of your Proxy unless you vote in person at the Annual Meeting or deliver an executed and later dated Proxy. Proxies duly executed and received in time for the Annual Meeting will be voted in accordance with the shareholders’ instructions. If no instructions are given, Proxies will be voted as follows:

a.                 to elect Tom W. Olofson, Christopher E. Olofson, W. Bryan Satterlee, Edward M. Connolly, Jr., James A. Byrnes and Joel Pelofsky as directors to serve for one-year terms until the 2007 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

b.                to approve the amendments to the 2004 Equity Incentive Plan to provide for performance-based awards intended to meet the tax deductibility requirements of Section 162(m) of the Internal Revenue Code;

c.                 to approve the amendment to the 2004 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan from 3,000,000 to 5,000,000; and

d.                in the discretion of the proxy holder as to any other matter coming before the Annual Meeting.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

Only the holders of record of shares of common stock as of the close of business on April 11, 2006, are entitled to vote on the matters to be presented at the Annual Meeting, either in person or by proxy. At the close of business on April 11, 2006, there were outstanding and entitled to vote a total of 19,385,717 shares of common stock, constituting all of the outstanding voting securities of the Company.

The presence at the Annual Meeting, in person or by proxy, of the holders of at least a majority of the shares of common stock as of the record date is necessary to constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum at the Annual Meeting. Each share of common stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote of the shareholders at the Annual Meeting. The affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting is required to elect the directors. The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote on the subject matter is required to approve each of the proposed amendments to the 2004 Equity Incentive Plan. Broker non-votes are not deemed to be represented at the Annual Meeting for purposes of the vote on the proposals to amend the 2004 Equity Incentive Plan. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. Abstentions have the effect of a negative vote on the proposals to amend the 2004 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of common stock for (i) each director and nominee for election as a director of the Company; (ii) each officer named in the Summary Compensation Table, (iii) all directors and executive officers as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares. Beneficial ownership for directors and officers is shown as of March 17, 2006, and beneficial ownership for other 5% or greater shareholders is shown as of December 31, 2005. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)
Named Executive Officers and Directors(3)
Tom W. Olofson(4)	3,150,000	15.6%
Christopher E. Olofson	1,237,000	6.0
W. Bryan Satterlee	63,500	*
Edward M. Connolly, Jr.	40,875	*
James A. Byrnes	20,500	*
Joel Pelofsky	15,200	*
Elizabeth M. Braham	400,000	2.0
Ron L. Jacobs	84,000	*
Jeffrey B. Baker	80,000	*
All directors and executive officers as a group (9 persons)	5,091,075	23.1
5% Shareholders(5)
St. Denis J. Villere & Co., LLC(6)	1,723,131	8.9
601 Poydras St., Suite 1808 New Orleans, LA 70130
Millennium Management, L.L.C.(6),(7)	1,714,422	8.2
666 Fifth Avenue New York, NY 10103
FMR Corp. (6)	1,541,157	8.0
82 Devonshire Street Boston, MA 02109
Ajuta International PTY, LTD.(8)	1,228,501	6.4
52 Bedford Road London, United Kingdom

______________

*                    Less than one percent

(1)          Includes shares of common stock issuable upon the exercise of options or conversion of convertible debt that as of March 17, 2006, are currently exercisable or exercisable within 60 days thereof.

(2)          Computed for each executive officer and director, and for executive officers and directors as a group on the basis of shares of common stock outstanding as of March 17, 2006 plus the options currently exercisable or exercisable within 60 days therof, and computed for each of the other 5% shareholders on the basis of the shares outstanding as of December 31, 2005 plus the number of shares into which convertible debt may be converted.

(3)          The address of all the named individuals is c/o EPIQ Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105.

(4)          Includes 50,000 shares owned by Mr. Olofson’s spouse, Jeanne H. Olofson, as to which Mr. Olofson disclaims beneficial ownership and 105,000 shares owned by the Tom W. and Jeanne H. Olofson Foundation, as to which shares Mr. Olofson shares beneficial ownership. Excludes 139,423 shares and options owned by Scott W. Olofson, Mr. Olofson’s son, as to which shares and options Mr. Olofson disclaims beneficial ownership.

(5)          Excludes 5% shareholders listed above as executive officers or directors. Beneficial ownership of common stock is based solely on Schedule 13D and 13G filings with the Securities and Exchange Commission and registered shareholder lists maintained by the Company’s stock transfer agent.

(6)          Has shared voting or dispositive power for a portion of the shares beneficially owned.

(7)          Has the right to acquire beneficial ownership of 1,714,285 shares through the conversion of outstanding debt securities.

(8)          Includes 245,700 shares held in escrow to secure performance of the indemnity obligation under the Stock Purchase Agreement between Ajuta International PTY, LTD. and EPIQ Systems Acquisition, Inc., dated as of November 15, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company is required to identify any director, officer or 10% or greater beneficial owner of common stock who failed to file timely a report with the Securities and Exchange Commission required under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) relating to ownership and changes in ownership of the Company’s common stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5. Based solely upon a review of reports filed under Section 16(a) of the Exchange Act and certain written representations of directors and officers of the Company, the Company is not aware of any director, officer or 10% or greater beneficial owner of common stock who failed to file on a timely basis any report required by Section 16(a) of the Exchange Act for calendar year 2005.

ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect six directors to hold office for one-year terms until the Company’s 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is intended that the names of the nominees listed below will be placed in nomination at the Annual Meeting to serve as directors and that the persons named in the Proxy will vote for their election. All nominees listed below are currently members of the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable to serve as a director for any reason, the shares represented by the Proxies will be voted for the person, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable to serve.

The nominees for directors of the Company, as well as certain information about them, are as follows:

Name	Age	Position
Tom W. Olofson	64	Chairman, Chief Executive Officer and Director
Christopher E. Olofson	36	President, Chief Operating Officer and Director
W. Bryan Satterlee	71	Director
Edward M. Connolly, Jr.	63	Director
James A. Byrnes	59	Director
Joel Pelofsky	68	Director

Tom W. Olofson led a private investor group that acquired the Company in July 1988, and has served as Chief Executive Officer and Chairman of the Board since that time. Mr. Olofson has held various management positions with Xerox Corporation and was a Senior Vice President and member of the Office of the President of Marion Laboratories, Inc. Mr. Olofson has also served as a director of and advisor to various private companies in which he has been an investor. He earned a BBA from the University of Pittsburgh, and is currently a member of the Board of Visitors of the Katz Graduate School of Business at the University of Pittsburgh. He is the father of Christopher E. Olofson.

Christopher E. Olofson has served as President of the Company since 1998 and as Chief Operating Officer of the Company since 1996. Mr. Olofson has also served as a member of the Board of Directors of the Company since 1995. Prior to being named Chief Operating Officer, Mr. Olofson served the Company in a variety of executive positions since 1993, and worked part-time for the Company from 1988 to 1993. He earned an AB degree from Princeton University, summa cum laude. He is the son of Tom W. Olofson.

W. Bryan Satterlee was elected to the Company’s Board of Directors in 1997. Mr. Satterlee has been a partner since 1989 in NorthEast Ventures, a consulting firm that specializes in business development services and financial evaluations of technology-based venture companies. Mr. Satterlee’s background includes ten years of management experience with IBM, as well as having been a founder of a computer leasing/software business, a telecommunications company and a venture investment services business. He earned a BS degree from Lafayette College.

Edward M. Connolly, Jr. was elected to the Company’s Board of Directors in 2001. Mr. Connolly is a retired executive from Aventis Pharmaceuticals, where he served as President of the Aventis Pharmaceuticals Foundation and Vice President of Community Affairs. Prior to that, he held various executive human resources positions at Hoechst Marion Roussel, Marion Merrell Dow, and Marion Laboratories, predecessor companies to Aventis. He holds a BA degree in psychology from Bellarmine University.

James A. Byrnes was elected to the Company’s Board of Directors in January 2003. He served as Vice President of International Marketing for Hoechst Marion Roussel, Inc. until his retirement in 1996. Prior to that, he was Vice President of Global Commercial Development for Marion Merrell Dow. Prior to these positions, he held several executive sales and marketing positions at Marion Merrell Dow and Marion Laboratories, predecessor companies to Hoechst Marion Roussel. Mr. Byrnes holds a BS degree in general science from Gannon University and an MBA degree from Rockhurst College.

Joel Pelofsky joined the Company’s Board of Directors in July 2004. Mr. Pelofsky is currently Of Counsel with Spencer Fane Britt & Browne LLP. Prior to that, he served as United States Trustee for Missouri, Arkansas and Nebraska from March 1995 through May 2003. From January 1986 through March 1995, Mr. Pelofsky was a partner and chairman of the bankruptcy department of Shugart Thomson & Kilroy. From May 1980 through December 1985, Mr. Pelofsky was a United States Bankruptcy Judge in the United States Bankruptcy Court for the Western District of Missouri. Mr. Pelofsky holds a BA degree from Harvard College and a LLB degree from Harvard Law School.

The Board of Directors recommends a vote FOR
the election of the nominees for director named above.

OTHER BOARD INFORMATION

Board and Committee Meetings

During 2005, the Board of Directors met eight times. Each director attended all meetings of the Board of Directors in 2005. The Company anticipates that all directors will attend the Annual Meeting of Shareholders, and all directors attended the 2005 Annual Meeting of Shareholders. The Board of Directors has established an Audit Committee, a Nominating Committee and a Compensation Committee. In 2005, each director attended all meetings of the Board committees on which he served. The Board of Directors has determined that all members of the Audit, Nominating and Compensation Committees are “independent directors” as defined in Nasdaq Rule 4200(a)(15), and all directors who served on those committees in 2005 were independent throughout 2005.

Director Compensation

In 2005, the Company paid its non-employee directors a fee of $11,250 per quarter. In 2006, the Company will continue to pay its non-employee directors a fee of $11,250 per quarter. The Company also reimburses non-employee directors for out-of-pocket expenses incurred in attending Board and committee meetings. The Company’s policy is to grant each of its non-employee directors 10,000 options upon joining the Board and 7,500 options annually for service as a director. In accordance with this policy, in each of 2005 and 2006, Messrs. Byrnes, Satterlee, Connolly and Pelofsky each received options to purchase 7,500 shares of common stock for their continuing service as directors. All director options are exercisable for 10 years from the date of grant and were granted at an option exercise price equal to fair market value of the common stock on the date of grant.

On February 14, 2005, the Compensation Committee approved acceleration of the vesting of certain unvested options for employees, including an executive officer, and for all non-employee directors. As a result, all options granted to the non-employee directors prior to February 14, 2005, which options were originally scheduled to vest 20% per year over five years, became fully vested on or before June 30, 2005.

Audit Committee

The Audit Committee consists of W. Bryan Satterlee, Chairman, Edward M. Connolly, James A. Byrnes and Joel Pelofsky. Each member of the Audit Committee is independent as discussed above. The Board of Directors has determined that Mr. Satterlee qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The function of the Audit Committee is set forth below under “Audit Committee Report.”  The Audit Committee met 10 times in 2005. The Audit Committee was established in accordance with all applicable rules of the SEC.

Audit and Other Service Fees

Deloitte & Touche LLP has audited the financial statements of the Company for 2004 and 2005, and the Audit Committee has reappointed Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2006. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement and to respond to questions.

The following table sets forth the aggregate fees billed to the Company for fiscal years ended December 31, 2005, and 2004 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”):

	2005	2004
Audit fees(1)	$663,361	$569,564
Audit-related fees(2)	118,789	146,715
Total audit and audit-related fees	782,150	716,279
Tax fees(3)	215,816	227,840
All other fees(4)	—	20,000
Total	$997,966	$964,119

(1)          Includes services rendered for the audit of the Company’s internal controls over financial reporting related to compliance with Sarbanes-Oxley 404, audit of the Company’s annual financial statements, work on SEC registration statements, filings and consents, and review of financial statements included in quarterly reports on Form 10-Q.

(2)          Includes services related to debt offering, services related to Sarbanes-Oxley 404 readiness, acquisition-related services and employee benefit plan audits.

(3)          Includes tax return preparation and other tax planning and consultation.

(4)          Consists of services other than the services described above under “Audit Fees,” “Audit Related Fees” and “Tax Fees,” primarily related to a tax study.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independent registered public accounting firm auditor’s independence. Additionally, the Audit Committee approved of all non-audit services performed by Deloitte & Touche in 2005 in accordance with the Pre-Approval Policy of the Audit Committee described below.

In 2003, the Audit Committee adopted a policy (the “Pre-Approval Policy”) under which audit and non-audit services to be rendered by the Company’s independent registered public accountants are pre-approved by the Audit Committee. Pursuant to the Pre-Approval Policy, the Audit Committee pre-approves audit and non-audit services to be provided by the independent registered public accountants, at specified dollar levels, which dollar levels are reviewed by the Committee periodically, and no less often than annually. Additionally, the Audit Committee may provide explicit prior approval of specific engagements not within the scope of a previous pre-approval resolution. The audit and tax services performed by the Company’s independent registered public accountants in 2005 exceeded the pre-approval limits adopted by the Audit Committee. The Audit Committee reviewed and ratified the additional fees and has determined that the additional tax services and fees did not impair the independence of the accountants. The Pre-Approval Policy also specifies certain services (consistent with the SEC rules and regulations) that may not be provided by the Company’s independent registered public accounting firm in any circumstance. The Pre-Approval Policy also includes an exception from the pre-approval requirement for certain de minimus non-audit engagements that are not otherwise prohibited by the Policy. Engagements in reliance upon that de minimus exception must be promptly brought to the attention of Audit Committee and approved by the Audit Committee or one or more designated representatives. No services were provided by Deloitte & Touche in 2005 in reliance upon this de minimus exception.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for overseeing management’s financial reporting practices and internal controls. The Audit Committee acts under a written charter that was first adopted by the Board of Directors in 2000. The charter was substantially revised in 2003 in order to conform to numerous regulatory initiatives of the SEC. The Audit Committee Charter can be found on the Company’s corporate website, www.epiqsystems.com.

In connection with the consolidated financial statements for the fiscal year ended December 31, 2005, the Audit Committee has:

•       reviewed and discussed the audited financial statements with management and with representatives of Deloitte & Touche LLP, independent registered public accountants;

•       discussed with the independent registered public accountants the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees); and

•       received from the independent registered public accountants the written disclosures and letter regarding Deloitte & Touche LLP’s independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed the independence of Deloitte & Touche LLP with representatives of the independent registered public accountant.

Based on these actions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

W. Bryan Satterlee, Chairman
Edward M. Connolly, Jr.
James A. Byrnes
Joel Pelofsky
Audit Committee of the Board of Directors

Nominating Committee

The Nominating Committee consists of Edward M. Connolly, Jr., Chairman, W. Bryan Satterlee, James A. Byrnes and Joel Pelofsky. Each member of the Nominating Committee is independent as discussed above. The Nominating Committee was established by the Board of Directors in March 2004, and adopted a Nominating Committee Charter at that time. The Nominating Committee met one time in 2005. The Nominating Committee Charter can be found on the Company’s corporate website, www.epiqsystems.com. Its functions include assisting the Board in determining the desired qualifications of directors, identifying potential individuals meeting those qualification criteria, proposing to the Board a slate of nominees for election by the shareholders and reviewing candidates nominated by shareholders.

The Nominating Committee meets at least once annually to discuss, among other things, identification and evaluation of potential candidates for nomination as a director. Potential candidates will be evaluated according to the qualification criteria as set forth in the Nominating Committee Charter, which include:

•       High personal and professional ethics, integrity, practical wisdom and mature judgment;

•       Board training and experience in business, government, education or technology;

•       Expertise that is useful to the Company and complementary to the background and experience of other Board members;

•       Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership;

•       Commitment to serve on the Board over a period of several years to develop knowledge about the Company and its operations;

•       Willingness to represent the best interests of all shareholders and objectively appraise management’s performance; and

•       Board diversity and other relevant factors as the Board may determine.

The six nominees for election at the 2006 Annual Meeting of Shareholders were nominated by the Board at the recommendation of the Nominating Committee. All nominees are currently serving as directors of the Company.

The Nominating Committee will consider nominees recommended by shareholders for the 2007 Annual Meeting of Shareholders, provided that the names of such nominees are submitted in writing, no later than January 2, 2007, to the Corporate Secretary, EPIQ Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105-1309. Each submission must include a statement of the qualifications of the nominee, a consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with the Nominating Committee.

Other than the submission requirements set forth above, there are no differences in the manner in which the Nominating Committee evaluates a nominee for director recommended by a shareholder.

Compensation Committee

The Compensation Committee consists of Edward M. Connolly, Jr., Chairman, W. Bryan Satterlee, James A. Byrnes, and Joel Pelofsky. Each member of the Compensation Committee is independent, as discussed above. The Compensation Committee met six times in 2005. The Compensation Committee is responsible for establishing compensation, including the adjustment of base salary, bonus and other incentive compensation programs for the Company’s Chairman of the Board/Chief Executive Officer, President/Chief Operating Officer and each other executive officer of the Company and authorizes all awards to those individuals under those programs. The Compensation Committee sets the compensation of the CEO and the President in executive session without the participation of the CEO and the President in those deliberations. The Compensation Committee sets the compensation of the other executive officers in consultation with the CEO and the President. The Compensation Committee is responsible for the approval of all compensation, bonus and incentive compensation programs for any employee of the Company who is a member of the immediate family (as defined in SEC Rule 16a-1(e)) of either the CEO or the President. In accordance with this policy, the Compensation Committee reviews and approves the salary, bonus and option grants for Scott W. Olofson, who is an employee of the Company and the son of the CEO and the brother of the President of the Company.

The Compensation Committee regularly evaluates the performance of the CEO and the President. The Compensation Committee also determines the fees and other forms of compensation paid to members of the Board of Directors for board and committee service. The Compensation Committee administers the Company’s 1995 Stock Option Plan and it’s 2004 Equity Incentive Plan. Under the 2004 plan (which replaced the 1995 plan), the Compensation Committee may award stock options, stock appreciation rights and restricted stock awards. Historically, the Committee has granted only stock option awards, and has determined (i) the times when options will be granted, (ii) the number of shares of common stock of the Company subject to each option granted to the directors, officers and other employees of the Company, and (iii) the option exercise price for each option granted under the plans. The Report of the Compensation Committee begins on page 14.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and other compensation paid in 2005, 2004 and 2003 to the Company’s Chief Executive Officer and the Company’s top four most highly compensated executive officers in 2005 (the “Named Executive Officers”).

					Long Term
		Annual Compensation			Compensation
				Other Annual	Securities Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Options(#)	Compensation(2)
Tom W. Olofson	2005	$675,000	$600,000	$199,005	300,000	$13,053
Chairman/CEO	2004	650,000	562,500	103,912	125,000	11,907
	2003	516,667	545,000	81,423	125,000	18,570
Christopher E. Olofson	2005	675,000	600,000	51,230	300,000	10,653
President/COO	2004	650,000	562,500	—	125,000	10,107
	2003	516,667	545,000	—	200,000	9,582
Elizabeth M. Braham	2005	375,000	550,000	—	225,000	10,653
Executive Vice President/	2004	325,000	250,000	—	75,000	9,794
CFO/Secretary	2003	245,833	175,000	—	70,000	9,232
Ron L. Jacobs(3)	2005	500,000	378,000	—	—	10,653
President—Bankruptcy	2004	500,000	180,000	—	50,000	9,807
Services	2003	458,333	279,000	—	110,000	7,387
Jeffrey B. Baker(4)	2005	300,000	50,000	—	—	14,853
CEO—Poorman-Douglas	2004	276,923	—	—	200,000	13,404
Corp.

(1)          Other Annual Compensation consists of perquisites provided to the Named Executive Officers. For Tom W. Olofson, perquisites in excess of 25% of total perquisites include, $81,242 for his 2005 personal use of aircraft in which the Company has a fractional interest and $102,963 in 2005, $89,367 in 2004 and $74,173 in 2003 for payment of annual life insurance premiums on policies owned by Tom W. Olofson. Personal use of aircraft is valued at the estimated incremental cost to the Company. For Christopher E. Olofson, perquisites in excess of 25% of total perquisites include $26,482 for his 2005 personal use of aircraft in which the Company has a fractional interest and $16,800 for the lease of a corporate apartment where he resides, in lieu of hotel accommodations, when working in Kansas City. Total perquisites for Christopher E. Olofson did not exceed $50,000 in 2004 or 2003. The value of perquisites provided to the other Named Executive Officers did not exceed the lesser of $50,000 or 10% of their respective annual salary and bonus during any year presented above.

(2)          The amounts shown for 2005 and 2004 include premium payments for group term life insurance policies, which have been imputed to the Named Executive Officer’s income without a tax reimbursement payment, and contributions made by the Company under its qualified 401(k) defined contribution plan.

	Payments for Group		Matching 401(k)
Name	Life Insurance Premiums		Contribution
	2005	2004	2005	2004
Tom W. Olofson	$2,253	$2,307	$10,800	$9,600
Christopher E. Olofson	2,253	2,307	8,400	7,800
Elizabeth M. Braham	2,253	2,307	8,400	7,487
Ron L. Jacobs	2,253	2,307	8,400	7,500
Jeffrey B. Baker	2,253	911	12,600	12,493

(3)          Mr. Jacobs joined the Company in January 2003 as a result of the Company’s acquisition of Bankruptcy Services LLC.

(4)          Mr. Baker joined the Company in January 2004 as a result of the Company’s acquisition of Poorman-Douglas Corporation.

Stock Options

The following table sets forth information concerning stock option grants made to the Named Executive Officers in the year ended December 31, 2005. Options granted to the Named Executive Officers are for 10-year terms and were all granted at an option exercise price equal to fair market value of the common stock on the date of grant. The options granted on February 14, 2005, vested 90 days after the date of grant. The options granted on December 21, 2005, vested immediately.

On February 14, 2005, the Compensation Committee approved accelerating the vesting of all unvested options for certain employees, including an executive officer, and for all non-employee directors, meeting the criteria established by the Compensation Committee. As a result, all options granted to Ms. Braham prior to February 14, 2005, which options were originally scheduled to vest 20% per year over five years, became fully vested on or before June 30, 2005.

Option Grants in the Year Ended December 31, 2005

	Individual Grants				Potential Realizable
	Number of	% of Total			Value at Assumed
	Securities	Options			Annual Rates of Stock Price
	Underlying	Granted to			Appreciation for
	Options	Employees in	Exercise Price	Expiration	Option Term
Name	Granted (#)	Fiscal Year	($/sh)	Date	5% ($)	10% ($)
Tom W. Olofson	250,000	14.5%	$12.20	2/14/15	$1,918,129	$4,860,914
	50,000	2.9	18.97	12/21/15	596,506	1,511,665
Christopher E. Olofson	250,000	14.5	12.20	2/14/15	1,918,129	4,860,914
	50,000	2.9	18.97	12/21/15	596,506	1,511,665
Elizabeth M. Braham	150,000	8.7	12.20	2/14/15	1,150,877	2,916,549
	75,000	4.4	18.97	12/21/15	894,760	2,267,497
Ron L. Jacobs	—	—	—	—	—	—
Jeffrey B. Baker	—	—	—	—	—	—

The following table sets forth information concerning stock options exercised by the Named Executive Officers during the year ended December 31, 2005, and the number of shares and the value of options outstanding as of December 31, 2005, for each Named Executive Officer. All of the information set forth below relates to the grant of stock options under either the Company’s 1995 Stock Option Plan or the Company’s 2004 Equity Incentive Plan, except for 200,000 stock options granted to Mr. Baker under a separate inducement stock option in 2004 and 100,000 stock options granted to Mr. Jacobs under a separate inducement stock option in 2003.

Aggregate Option Exercises and
Option Values as of December 31, 2005

			Number of Securities		Value of Unexercised
			Underlying		In-The-Money
	Shares		Unexercised Options at		Options at
	Acquired on	Value	12/31/05 (#)		12/31/05 ($)(1)
Name	Exercise (#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Tom W. Olofson	—	—	850,000	—	$2,964,500	$—
Christopher E. Olofson	—	—	1,237,500	—	8,137,725	—
Elizabeth M. Braham	—	—	400,000	—	1,416,950	—
Ron L. Jacobs	—	—	54,000	86,000	113,100	254,100
Jeffrey B. Baker	—	—	40,000	160,000	13,600	54,400

(1)          Based on the closing sales price of the common stock on the Nasdaq National Market of $18.54 per share on December 31, 2005, less the option exercise price.

Compensation Committee Report

The Compensation Committee of the Board of Directors was formed in June 2002 and consists of the four independent members of the Board of Directors. The Compensation Committee is responsible for approving the compensation of the Chairman of the Board and Chief Executive Officer (Chief Executive Officer), the President and Chief Operating Officer (President) and the Executive Vice President and Chief Financial Officer (Chief Financial Officer) of the Company and the non-employee members of the Board of Directors. The Compensation Committee also determines the compensation of Scott Olofson, who is not an executive officer of the Company, but is related to the Chief Executive Officer and the President. See “Other Board Information—Compensation Committee” above for a further description of the functions of the Compensation Committee. The Compensation Committee also administers the Company’s 1995 Stock Option Plan and the 2004 Equity Incentive Plan and approves all stock option grants to directors, officers and all other employees of the Company.

In setting base salary and awarding stock options in 2005, the Compensation Committee considered the overall performance of the Chief Executive Officer, the President and the Chief Financial Officer, the achievement of various strategic objectives for the preceding and current year, and information regarding compensation of executive officers of other publicly-traded companies that the Compensation Committee believes are comparable to the Company. Base salaries are set annually, effective as of January 1 of each year, and stock options are awarded periodically throughout the year. Accordingly, base salaries are based primarily upon an evaluation of the performance and market factors as of and for the preceding year-end, while option grants may also include evaluation of year-to-date year performance. Stock-based awards have historically consisted solely of stock options and are intended to affect executive performance over the medium and long-term, while base salary and bonuses are designed to reward shorter-term performance.

The Compensation Committee considered the following key non-financial accomplishments in determining base salary and stock option awards for 2005:  the continued expansion of the Company into non-bankruptcy-related businesses, including the class action and mass tort administration and the electronic discovery businesses, the successful integration of acquired businesses, the management of operating businesses in the Midwest and on the east and west coasts, the completion of equity and debt financings and refinancings for the Company, recruitment of new key employees to add depth to the management team, evaluation of business expansion opportunities, and the completion of three acquisitions in 2005. The Compensation Committee also considered compensation packages awarded to other key employees recruited by the Company in recent years.

Bonuses paid to the Chief Executive Officer, the President and the Chief Financial Officer in recent years have been based primarily on the efforts of those executives in identifying, evaluating and completing strategic acquisitions as a critical component of the strategic plan and their efforts in evaluating acquisition opportunities that are ultimately not pursued by the Company. In 2005, the bonuses for the Chief Executive Officer, the President and the Chief Financial Officer were based entirely on the efforts of those executives in identifying and completing three strategic acquisitions in 2005, including primarily the nMatrix acquisition in November 2005. A portion of the stock option awards to the Chief Executive Officer, the President and the Chief Financial Officer in 2005 was also based on the completion of these acquisitions.

In the first quarter of 2006, the Compensation Committee approved certain amendments to the 2004 Equity Incentive Plan to provide for performance-based awards that are intended to meet the tax deductibility requirements of Section 162(m) of the Internal Revenue Code. Those amendments are subject to shareholder approval at the 2006 Annual Meeting and are described below under “Proposal No. 1 to Amend the 2004 Equity Incentive Plan—Performance-Based Annual Incentive Awards Intended to Meet the Tax Deductibility Requirements of Section 162(m) of the Internal Revenue Code.”

In conjunction with the adoption of those amendments to the 2004 Equity Incentive Plan, the Compensation Committee also approved performance-based incentive awards for the Chief Executive Officer, the President and the Chief Financial Officer for 2006, which 2006 awards are described below under “Proposal No. 1 to Amend the 2004 Equity Incentive Plan—Performance-Based Annual Incentive Awards Intended to Meet the Tax Deductibility Requirements of Section 162(m) of the Internal Revenue Code—2006 Annual Incentive Awards.”  These new compensation initiatives reflect, in part, a comprehensive review of executive compensation of these three executives completed by the Compensation Committee in December 2005.

Edward M. Connolly, Jr., Chairman
James A. Byrnes
W. Bryan Satterlee
Joel Pelofsky
Compensation Committee of the Board of Directors

Compensation Committee Interlocks and Insider Participation

The Company does not have any Compensation Committee interlocks or insider participation in compensation decisions required to be disclosed by the proxy rules.

Performance Graphs

The following graphs show the total shareholder return of an investment of $100 in cash for (i) the Company’s common stock, (ii) the Nasdaq Stock Market Computer and Data Processing Services Index (the “Nasdaq Computer Index”), and (iii) the Standard & Poor’s 500 Index (the “S&P 500 Index”) for the Company’s last five fiscal years (January 1, 2001 through December 31, 2005) and for the period beginning on the date of the Company’s initial public offering through the end of the last fiscal year (February 4, 1997 through December 31, 2005). All values assume reinvestment of the full amount of any dividends. The Nasdaq Computer Index and the S&P 500 Index are calculated by Standard & Poor’s Institutional Market Services.

The five-year graph assumes that $100.00 was invested in the Company’s common stock on December 31, 2000, at the price of $7.61 per share, the closing sales price on that date (after giving effect to the stock splits effected as stock dividends paid by the Company on February 23, 2001 and November 30, 2001). The second graph assumes that $100.00 was invested in the Company’s common stock on February 4, 1997, the date of the Company’s initial public offering, at the price of $1.39 per share, the closing sales price on that date (after giving effect to the stock splits and stock dividends paid by the Company). The closing sales prices were used for each index on December 31, 2000 or February 4, 1997, as applicable, and all dividends were reinvested. No cash dividends have been declared on the Company’s common stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG EPIC SYSTEMS, INC.,
S&P 500 INDEX AND NASDAQ COMPUTER & DATA PROCESSING

Five-Year Performance Graph

Performance Graph Since Initial Public Offering

EXECUTIVE OFFICERS

Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. Certain biographical information about the executive officers of the Company follows:

Name	Age	Position
Tom W. Olofson*	64	Chairman, Chief Executive Officer and Director
Christopher E. Olofson *	36	President, Chief Operating Officer and Director
Elizabeth M. Braham	47	Executive Vice President, Chief Financial Officer and Corporate Secretary
Ron L. Jacobs	49	President—Bankruptcy Services LLC
Jeffrey B. Baker	52	Chief Executive Officer—Poorman-Douglas Corporation

*       Information is provided under the heading “Election of Directors” above for Tom W. Olofson and Christopher E. Olofson. Information relating to the Company’s other executive officers with respect to their principal occupations and positions during the past five years is as follows:

Elizabeth M. Braham joined EPIQ Systems in July 2002 and serves as Executive Vice President, Chief Financial Officer and Corporate Secretary. Prior to joining the Company, Ms. Braham was Assistant Vice President of Planning and Analysis for H&R Block, Inc. from March 2001 to July 2002. Prior to that, she was employed by Aventis Pharmaceuticals, Inc. and the predecessor companies of Hoechst Marion Roussel, Marion Merrell Dow and Marion Laboratories for over 13 years, where she last served as Vice President of North America Integration. Ms. Braham earned a BBA degree in accounting and marketing from Washburn University and an MBA degree from the University of Kansas.

Ron L. Jacobs joined the Company in January 2003, upon the Company’s acquisition of BSI. He is President of Bankruptcy Services LLC (“BSI”), and has served in this capacity since BSI’s inception in 1994. Prior to joining BSI, Mr. Jacobs served as First Vice President of Integrated Resources, Inc. He is an attorney and received a BA degree from Union College and a JD degree from Brooklyn Law School.

Jeffrey B. Baker joined the Company in January 2004 as Chief Executive Officer of Poorman-Douglas Corporation (“Poorman-Douglas”) upon the Company’s acquisition of Poorman-Douglas. Mr. Baker has served Poorman-Douglas in a variety of marketing and managerial positions since 1977 and was named President of Poorman-Douglas in 1991 and Chief Executive Officer in 2001. Mr. Baker earned a BA in business from Washington State University and an MBA from the University of Washington.

Employment Agreements

In connection with the purchase of membership interests in Bankruptcy Services LLC on January 31, 2003, the Company and BSI entered into an employment agreement with Ron L. Jacobs. In connection with the Company’s acquisition of Poorman-Douglas, on January 30, 2004, the Company and Poorman-Douglas entered into an employment agreement with Jeffrey B. Baker.

Ron L. Jacobs—On January 31, 2003, the Company and BSI entered into an employment agreement with Ron L. Jacobs, pursuant to which Mr. Jacobs serves as President of BSI, a wholly-owned indirect subsidiary of the Company. The initial term of the employment agreement is five years and can be extended by written agreement of Mr. Jacobs and BSI.

Mr. Jacobs’ annual base salary is $500,000. Mr. Jacobs is also eligible to receive a bonus each year up to a maximum of $279,000 based on BSI’s profitability (as defined in the employment agreement), although such bonus will only be payable if Mr. Jacobs is an employee of BSI on December 31 of the year in which the bonus is earned. Pursuant to Mr. Jacobs’ employment agreement, Mr. Jacobs was granted a

10-year nonqualifed option to purchase 100,000 shares of common stock at an exercise price of $17.10 per share. The stock option was 20% vested on January 31, 2003, the grant date thereof, and continues to vest 20% per year on each anniversary of the grant date until fully vested on January 31, 2007. The stock option was granted to induce Mr. Jacobs to continue as an executive of BSI after it was acquired by the Company.

If Mr. Jacobs’ employment is terminated without cause or Mr. Jacobs resigns for good reason (as defined in the employment agreement), Mr. Jacobs will continue to be paid his base salary in periodic installments for the remainder of the initial term of the employment agreement without an obligation to mitigate. If Mr. Jacobs’ employment is terminated as a result of his death or disability, Mr. Jacobs will receive any accrued but unpaid base salary and benefits for his service prior to death or disability. If Mr. Jacobs voluntarily terminates his employment with BSI, other than for death, disability or good reason (as defined in the employment agreement), or is terminated by BSI for cause (as defined in the employment agreement), before January 31, 2008, Mr. Jacobs, and the other three individuals who sold BSI membership interests to the Company will forfeit their respective portions of the contingent purchase price for the BSI interests. The amount subject to forfeiture by all four former BSI owners, which decreases annually, is $1.2 million if the termination occurs prior to January 31, 2007. The employment agreement also includes a covenant not to compete or solicit customers of BSI or personnel of the Company or BSI and a covenant not to disclose confidential information regarding BSI.

Jeffrey B. Baker—On January 30, 2004, Poorman-Douglas entered into an Employment and Non-Competition Agreement with Jeffrey B. Baker, pursuant to which Mr. Baker serves as Chief Executive Officer of Poorman-Douglas. The term of the employment agreement expires on January 30, 2008.

Mr. Baker’s annual base salary under the employment agreement is $300,000. Mr. Baker is eligible to participate in a Company bonus program. Mr. Baker’s benefits include the payment of dues to certain clubs, supplemental life insurance and participation in the Company’s executive car allowance program. As an inducement to enter into the employment agreement, the Company granted a nonqualified stock option to Mr. Baker to acquire 200,000 shares of the Company’s common stock at an exercise price of $18.20 per share, which was the fair market value of the common stock on the date of grant. The option is a 10-year option and vests 20% per year on the first five anniversaries of the grant date until fully vested.

If Mr. Baker’s employment is terminated without cause or Mr. Baker resigns for good reason (each as defined in the employment agreement), or the agreement is terminated by Mr. Baker’s death, Mr. Baker will continue to be paid his base salary in regular installments for the term of the agreement. If Mr. Baker’s employment terminates as a result of his disability (as defined in the employment agreement), Mr. Baker will continue to receive, in regular installments, an amount equal to the amount (if any) that his base salary exceeds any disability insurance proceeds received. In addition, for the year in which Mr. Baker’s employment is terminated for any of the foregoing reasons, Mr. Baker will receive in accordance with the Company’s then standard payroll practice, a pro rated portion of any bonus he would have been eligible to receive had his employment not been terminated. If Mr. Baker’s employment is terminated for any other reason, Mr. Baker will be entitled to receive only his base salary through the date of termination.

The employment agreement contains a covenant not to compete or solicit employees or customers of the Company, Poorman-Douglas or any other subsidiary of the Company. The covenant continues until the later of January 30, 2009, or two years after termination of employment. The employment agreement also incorporates an on-going covenant not to disclose confidential information of the Company, Poorman-Douglas or any other subsidiary of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Scott W. Olofson, the son of Tom W. Olofson and the brother of Christopher E. Olofson, is the Company’s Vice-President, Corporate Affairs. In 2005, Scott Olofson received cash compensation of $277,500 and options to acquire 70,000 shares of common stock at option exercise prices equal to fair market value on the dates of the option grants. The Compensation Committee approves all salary, bonus and option grants for Scott W. Olofson.

PROPOSAL NO. 1 TO AMEND THE 2004 EQUITY INCENTIVE PLAN -
PERFORMANCE-BASED ANNUAL INCENTIVE AWARDS
INTENDED TO MEET THE TAX DEDUCTIBILITY REQUIREMENTS
OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

In accordance with the terms of the 2004 Equity Incentive Plan (the “2004 Plan”), the Compensation Committee has approved amendments to the 2004 Plan to allow for the grant of restricted stock and cash bonus awards in the form of qualified performance-based awards, allowing for their full tax deductibility as a business expense (the “162(m) Amendments”). Shareholder approval of the 162(m) Amendments is required for them to become effective.

Description of the 2004 Plan

The 2004 Plan, prior to the 162(m) Amendments, is described below under “Proposal No. 2 to Amend the 2004 Equity Incentive Plan—Increase in Shares Available for Issuance.”

Currently, only certain grants of stock options and stock appreciation rights qualify as performance-based compensation awards under the 2004 Plan. The 162(m) Amendments are designed to enable certain restricted stock and cash bonus awards under the 2004 Plan to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), in order to preserve the Company’s ability to take compensation expense deductions in connection with those awards and to provide for the ability to make equity awards based on performance goals and attainment of those goals.

Description of the 162(m) Amendments

General.   Under the 162(m) Amendments, which were approved by the Compensation Committee on March 30, 2006, awards of restricted stock and cash bonuses (“qualified performance-based awards”) may be granted, which are intended to qualify any compensation resulting from the awards as “performance-based” compensation under Code Section 162(m). Code Section 162(m) generally disallows a public company’s tax deduction for compensation in excess of $1,000,000 earned in any fiscal year to designated executives, subject to several exceptions, including an exception for compensation paid under a shareholder-approved plan that is “performance-based” within the meaning of Code Section 162(m).

Covered Employees.   The tax deduction limitation applies to compensation paid to any employee eligible for awards under the 2004 Plan who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with the award, (i) is the chief executive officer of the Company or is an individual acting in that capacity, or (ii) an employee whose total compensation is required to be reported to shareholders under the executive compensation disclosure rules under the Securities Exchange Act of 1934. Currently, as disclosed in the Summary Compensation Table found in this Proxy Statement, the “covered employees” consist of Tom W. Olofson, Christopher E. Olofson, Elizabeth M. Braham, Ron L. Jacobs and Jeffrey B. Baker. As described more completely below, the Committee has set the performance goals for Tom W. Olofson, Christopher E. Olofson and Elizabeth M. Braham.

Performance Measures.   The Committee must condition the grant of qualified performance-based awards on attainment of one or more objective performance measures that are intended to qualify the awards as performance-based compensation. For awards intended to satisfy the performance-based compensation exception to the Code Section 162(m) limitations, the performance criteria will be selected from among the following performance measures, which may be applied to the Company as a whole, to an individual recipient, or to a department, unit, division or function within the Company or an affiliate, and they may apply on a pre- or post-tax basis, either alone or relative to the performance of other businesses or individuals (including industry or general market indices):

(i)                              Earnings from continuing operations (either in the aggregate or on a per-share basis);

(ii)                          Growth or rate of growth in earnings (either in the aggregate or on a per-share basis);

(iii)                      Net income or loss (either in the aggregate or on a per-share basis);

(iv)                        Revenues (either operating or in total);

(v)                            Growth or rate of growth in revenues (either operating or in total)

(vi)                        Net cash provided by operating activities;

(vii)                    Growth or rate of growth in net cash provided by operating activities;

(viii)                Free cash flow (either in the aggregate on a per-share basis);

(ix)                        Earnings before interest, taxes, depreciation, amortization, and acquisition-related expenses;

(x)                            Growth or rate of growth in earnings before interest, taxes, depreciation, amortization, and acquisition-related expenses;

(xi)                        Earnings from continuing operations (either in the aggregate or on a per-share basis);

(xii)                    Reductions in expense levels, determined either on a Company-wide basis or in respect of any one more business units;

(xiii)                Expense management and employee productivity;

(xiv)                  Shareholder returns (including return on assets, investments, equity, or sales);

(xv)                      Return measures (including return on assets, equity, or sales);

(xvi)                  Growth or rate of growth in return measures (including return on assets, equity, or sales);

(xvii)              Share price (including attainment of a specified per-share price during the Performance Period; growth measures and total shareholder return or attainment by the Shares of a specified price for a specified period of time);

(xviii)          Strategic business criteria, consisting of one or more objectives based on meeting specified hiring and/or retention of key employees, business expansion goals, objectively identified project milestones, debt targets, and goals relating to acquisitions or divestitures; and

(xix)                  Achievement of business or operational goals such as market penetration, release of software upgrades, business development and/or regulatory compliance.

On the grant date of an Annual Incentive Award that is intended to be a performance-based award, the Committee may provide that the formula for that Annual Incentive Award includes or excludes items to measure specific performance measures, such as share-based compensation expense, acquisition related expenses, expense resulting from amortization of debt issuance costs or other loan fees, expense resulting from amortization of intangibles, gain or loss on extinguishment of debt, accreted interest expense, charges or credits related to the adjustment of assets or liabilities to fair value (for example, charges related to asset impairments or the mark-to-market adjustment of the convertible debt embedded option), gains or losses resulting from foreign exchange transaction or translation adjustments, restructuring charges, gains or losses from discontinued operations, any unusual or non-recurring charge or credit, extraordinary gains or losses, the current period income statement effect of businesses or assets acquired or divested; expense or income, including the cumulative effect, of any new accounting principle adopted during the year, and, expense or income related to the adoption of new accounting methods or principles. Performance-based awards may be paid in cash, shares of common stock, or any equivalent value in any other form of award allowed under the 2004 Plan, or any combination thereof, as determined by the Committee.

Designation of Eligible Individuals and Awards.   The Committee must designate individuals eligible for a qualified performance-based award within the first 90 days of a performance period, which will generally coincide with the fiscal year, with certain exceptions. In no event will the establishment of performance goals be after 25% of the performance period. The Committee will establish performance goals from among the performance measures listed above and will establish the threshold, target and maximum bonus opportunities for each participant for the attainment of specified levels of performance goals. Performance goals and bonus opportunities may be weighted for different factors and measures. The Committee will certify the degree of attainment of performance goals within 90 days after the end of each fiscal year, and qualified performance-based awards will be paid as soon as administratively practicable after the certification is made. The Committee will have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, Annual Incentive Award compensation that is designed to qualify for the performance-based exception may not be adjusted upward. The Committee retains the discretion to adjust compensation under Annual Incentive Awards downward.

Annual Incentive Award Limitations.   The 2004 Plan currently provides that in any one calendar year, the Compensation Committee may not grant to any one participant stock appreciation rights or stock options to purchase a number of shares of common stock in excess of 300,000 shares (previously, 10% of the total number of shares authorized under the 2004 Plan). The Compensation Committee has further amended the 2004 Plan to provide that aggregate restricted stock awards granted under the 2004 Plan may not exceed 150,000 shares to any one participant in any calendar year. The 162(m) Amendments further provide that the cash Annual Incentive Awards granted for any one calendar year are limited for any one participant to a maximum payout of 300% of the participant’s base salary, up to $1,000,000 in base salary.

2006 Annual Incentive Awards

In conjunction with the approval of the 162(m) Amendments to the 2004 Plan, the Committee also defined the performance goals for performance-based incentive awards for Tom W. Olofson, Christopher E. Olofson and Elizabeth M. Braham (the “2006 Grantees”) for calendar year 2006. Each of the 2006 Grantees is listed in the Summary Compensation Table above for 2005 compensation of executive officers of the Company. The incentive awards for the 2006 Grantees are subject to shareholder approval of the 162(m) Amendments to the 2004 Plan.

The performance goals for the 2006 Grantees consist of two subplans:  the financial objectives subplan and the acquisition objectives subplan. Satisfaction of the criteria under either subplan is independent of whether the goals for the other subplan are met or not. Payout of the awards under the financial objectives subplan is based upon threshold and maximum payouts for meeting specific levels of operating revenue, adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and non-GAAP earnings per share for calendar year 2006. Adjusted EBITDA and non-GAAP earnings per share measures are consistent with those non-GAAP financial measures historically used by the Company in its quarterly and annual earnings press releases.

The acquisition objectives subplan is for the performance period beginning March 31, 2006 (the day following the establishment of the 2006 goals by the Compensation Committee). Payout of the awards under the acquisition objectives subplan will be based upon completion of one or more acquisitions of a business or a portion of a business, which acquisition is approved by the Board of Directors on or before the acquisition date. The awards under the acquisition subplan will be based upon a percentage of the purchase price paid for the acquisition.

The payout pool will be paid 35% each to Tom W. Olofson and Christopher E. Olofson, and 30% to Elizabeth M. Braham. The aggregate of cash awards granted to the 2006 Grantees under the two subplans is limited to a maximum of 300% of the 2006 base salary of each of the 2006 Grantees. The 2006 base salary for Tom W. Olofson and Christopher E. Olofson is $725,000, and for Elizabeth M. Braham is $450,000. The payout amounts specified in the payout pool are the maximum that will be paid, and the Committee, in its sole discretion, may reduce or eliminate any or all amounts allocated to the payout pool regardless of whether the related criteria were satisfied.

The Committee, in its sole discretion, may make award payments to the 2006 Grantees in cash, restricted stock or a combination of cash and restricted stock. The value of shares of restricted stock issued as part of the award will be calculated based on the closing price of the Company’s common stock on the date prior to the certification of the incentive award. No payout under the incentive grants to the 2006 Grantees will be made unless the 162(m) Amendments to the 2004 Plan are approved by the shareholders at the Annual Meeting. The Committee will make payouts of the awards only after it has certified the attainment of performance goals set forth in the awards.

Certain Federal Income Tax Consequences

The summary of the federal income tax consequences to participants in the 2004 Plan, prior to the 162(m) Amendments, is described below under “Proposal No. 2 to Amend the 2004 Equity Incentive Plan —Increase in Shares Available for Issuance—Certain Federal Income Tax Consequences.”

As described above, the Company intends grants of restricted stock and cash bonus awards granted under the 2004 Plan, as amended by the 162(m) Amendments, to qualify as “performance-based compensation” under Code Section 162(m). By so doing, the Company preserves its federal income tax deductions with respect to annual compensation required to be taken into account under Code Section 162(m) that is in excess of $1,000,000 and paid to one of the “covered employees.” The Company believes that grants of non-qualified stock options, incentive stock options and stock appreciation rights qualify as performance-based compensation under the 2004 Plan provisions prior to the 162(m) Amendments. The Committee may establish performance conditions and other terms with respect to grants of restricted stock and cash bonus awards in order to qualify those grants as performance-based compensation for purposes of Code Section 162(m). To qualify, the Committee must grant incentive awards under the shareholder-approved 2004 Plan. In addition, the Committee must set the performance goals within the first 90 days of the service performance period, and the Committee must certify the extent to which amounts are payable under the performance criteria.

As discussed above under “2006 Annual Incentive Awards,” on March 30, 2006, the Committee approved annual incentive awards to the 2006 Grantees, subject to shareholder approval of the 162(m) Amendments, for the purpose of establishing performance-based incentive awards that will be deductible for federal income tax purposes if the performance criteria are met and the awards are paid.

Board Recommendation

The Board of Directors believes that the approval of Proposal No. 1 to amend the 2004 Equity Incentive Plan to allow awards to employees and officers to be based on performance, which may then be tax deductible notwithstanding the limitations of Code Section 162(m), is in the best interests of the shareholders of the Company. Approval of Proposal No. 1 requires a vote in favor of the amendment by the holders of a majority of the shares of common stock represented at the Annual Meeting for purposes of voting on this proposal. A copy of the 2004 Equity Incentive Plan, as amended by Proposals No. 1 and No. 2 (described below), is attached hereto as Appendix A.

The Board of Directors recommends that shareholders vote FOR Proposal No. 1 to amend the 2004
Equity Incentive Plan to provide for performance-based awards intended to meet the tax deductibility requirements of Section 162(m) of the Internal Revenue Code.

PROPOSAL NO. 2 TO AMEND THE 2004 EQUITY INCENTIVE PLAN—
INCREASE IN NUMBER OF SHARES AVAILABLE FOR ISSUANCE

In accordance with the terms of the 2004 Plan, the Compensation Committee of the Board of Directors has approved an amendment to the 2004 Plan to increase the maximum number of shares of common stock that may be issued under the plan from 3,000,000 to 5,000,000. Shareholder approval of this amendment is required for it to become effective.

General

The 2004 Plan was adopted by the Board of Directors on March 30, 2004, and approved by the shareholders at the Annual Meeting of shareholders held on June 4, 2004. Currently the maximum number of shares of common stock available for issuance under the plan is 3,000,000. Proposal No. 2 to amend the 2004 Plan, previously approved by the Compensation Committee of Board of Directors on March 30, 2006, would increase the maximum number of shares of common stock available for issuance under the 2004 Plan to 5,000,000. The Compensation Committee also amended the 2004 Plan to provide that the number of stock options or stock appreciation rights to purchase common stock that may be granted to a participant under the plan in any one calendar year is 300,000 (previously, 10% of the total number of shares authorized under the 2004 Plan). Additionally, the Compensation Committee approved an aggregate 150,000 share limit on the grant of restricted stock under the 2004 Plan to any one person in any one calendar year.

The Company believes that long-term equity compensation in the form of stock options, stock appreciation rights and restricted stock awards is an important employee benefit to attract and retain qualified employees to the Company and to encourage their commitment to the business and financial success of the Company. The Board of Directors believes that stock based compensation has had and will continue to have a positive effect in promoting strong financial performance and growth in shareholder value for the Company. As of April 11, 2006, there were 840,550 shares available for future grants under the 2004 Plan. The Compensation Committee believes the number of shares currently available under the 2004 Plan is insufficient in light of potential continued growth in the Company’s operations. For this reason, the Compensation Committee has determined that it is in the best interests of the Company and its shareholders to increase the number of shares available for issuance under the plan from 3,000,000 to 5,000,000 shares.

The Company has, since its initial public offering in 1997, granted stock options annually to essentially all full-time employees of the Company. The Company has expanded this broad based equity compensation philosophy to each business the Company has acquired. As of April 11, 2006, 119,677 shares had been issued upon the exercise of options granted under the 2004 Plan (including 80,000 shares issued to current executive officers as a group and no shares to independent directors as a group), options for 2,039,773 shares were outstanding under the 2004 Plan (including 1,070,000 shares issued to current executive officers as a group and 67,500 to independent directors as a group) and 840,550 shares are available for future issuance of options or restricted stock awards under the 2004 Plan. As of April 11, 2006, 39,677 shares have been issued upon the exercise of options granted under the 2004 Plan and unexercised options for 902,273 shares have been granted under the 2004 Plan, to all employees who are not current executive officers of the Company. For information with respect to options granted to and exercised by the Company’s Directors and Named Officers under the 2004 Plan, see “Other Board Information—Director Compensation” and “Executive Compensation—Stock Options.”

No stock appreciation rights or restricted stock awards have been granted or made under the 2004 Plan. The Compensation Committee has set 2006 performance goals for certain executive officers, which, if met, could result in the issuance of restricted stock under the 2004 Plan. See “Proposal No. 1 to Amend the 2004 Equity Incentive Plan—Performance-Based Annual Incentive Awards Intended to Meet the Tax Deductibility Requirements of Section 162(m) of the Internal Revenue Code—2006 Annual Incentive Awards.”

The closing sales price of the Company’s common stock on the Nasdaq National Market on April 20, 2006, was $17.83 per share.

Purpose

The purpose of the 2004 Plan is to promote the long-term growth and profitability of the Company and its subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for (“consultants”), or to whom an offer of employment has been extended by, the Company and its subsidiaries with incentives to maximize shareholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive stock options (“ISOs”), non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), either alone or in tandem with options, restricted stock, or any combination of the foregoing may be made under the 2004 Plan. As noted above, the Company’s equity compensation philosophy has always been extended to essentially all full-time employees, and options are granted annually to substantially all full-time employees of the Company.

Administration

The 2004 Plan is administered by the Compensation Committee of the Board or such other committee of the Board that consists solely of two or more members of the Board, each of whom is “a Non-Employee Director” within the meaning of SEC Rule 16b-3 and is an “outside director” within the meaning of Treasury Regulation §1.162-27(e)(3). If for any reason a Committee is not appointed by the Board to administer the 2004 Plan, all authority and duties of the Committee under the 2004 Plan will be vested in and exercised by the Board, and the term “Committee” will mean the Board for purposes of the 2004 Plan. All references to the Committee in Proposals No. 1 and No. 2 mean the Compensation Committee of the Board of Directors.

Subject to the provisions of the 2004 Plan, the Committee is authorized to (i) select persons to participate in the 2004 Plan, (ii) determine the form and substance of grants made under the 2004 Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the 2004 Plan, (v) interpret the 2004 Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the 2004 Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the 2004 Plan as it may deem appropriate.

Securities Available Under the 2004 Plan

Subject to adjustments as provided in the 2004 Plan, an aggregate of 3,000,000 shares of common stock may currently be issued pursuant to the 2004 Plan. Proposal No. 2, previously approved by the Committee on March 30, 2006, would increase the maximum number of shares of common stock available for issuance under the plan to 5,000,000. If any grant under the 2004 Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then the unpurchased, forfeited, tendered or withheld shares will thereafter be available for further grants under the 2004 Plan unless, in the case of options granted under the 2004 Plan, related SARs are exercised.

Eligibility

Participation in the 2004 Plan is limited to those directors (including non-employee directors), officers (including non-employee officers) and employees of, and consultants performing services for, or individuals to whom an offer of employment has been extended by, the Company or its subsidiaries selected by the Committee (including participants located outside the United States).

ISOs, NSOs, SARs, alone or in tandem with options, restricted stock awards, or any combination thereof may be granted to eligible persons and for the number of shares as the Committee determines. Determinations made by the Committee under the 2004 Plan need not be uniform and may be made selectively among eligible individuals under the 2004 Plan, whether or not those individuals are similarly situated.

The Committee may from time to time grant to eligible participants ISOs, NSOs, or any combination thereof; provided that the Committee may grant ISOs only to eligible employees of the Company or its subsidiaries. In any one calendar year, the Committee will not grant to any one participant NSOs, ISOs or SARs to purchase a number of shares of common stock in excess of 300,000.

Option Price

The price per share deliverable upon the exercise of each option (“exercise price”) is established by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of a share of common stock as of the date of grant of the option, and in the case of the grant of any ISO to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of common stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto. For purposes of the 2004 Plan, “Fair Market Value” of a share of common stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the common stock is then listed for trading (including for this purpose the Nasdaq National Market) (the “Market”) for the applicable trading day or, if the common stock is not then listed or quoted in the Market, the Fair Market Value will be the fair value of the common stock determined in good faith by the Committee. When shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

The terms of any outstanding award under the 2004 Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including acceleration of the date of exercise of any award or of the date of lapse of restrictions on shares subject to restricted stock awards); provided that no amendment may adversely affect in a material manner any right of a participant under the award without the optionee’s written consent. The Committee may not, however, reduce the exercise price of any options or SARs awarded under the 2004 Plan without approval of the shareholders of the Company.

Payment for Common Stock Subject to Options

Options may be exercised, in whole or in part, upon payment of the exercise price of the shares to be acquired. Unless otherwise determined by the Committee, payment must be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of common stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options exercised, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of common stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

If a grantee elects to pay the exercise price of an option pursuant to clause (ii) above, the grantee must present evidence acceptable to the Company that he or she has owned any shares of common stock tendered in payment of the exercise price (and that the tendered shares of common stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. If a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, the grantee must present evidence acceptable to the Company that he or she has owned a number of shares of common stock at least equal to the number of shares to be withheld in payment of the exercise price (and that the owned shares of common stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise.

Term and Exercise of Options

The term during which each option may be exercised will be determined by the Committee, but no option will be exercisable in whole or in part more than 10 years after the date it is granted, and no ISO granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries will be exercisable more than five years after the date it is granted. All rights to purchase shares pursuant to an option will, unless sooner terminated, expire at the date designated by the Committee. The Committee will determine the date on which each option becomes exercisable and may provide that an option will become exercisable in installments. Prior to the exercise of an option and delivery of the shares represented thereby, the optionee will have no rights as a shareholder with respect to any shares covered by such outstanding option (including any dividend or voting rights).

Stock Appreciation Rights (SARs)

The Committee will have the authority to grant SARs under the 2004 Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). No SAR may be exercised unless the Fair Market Value of a share of common stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any options to which the SARs correspond. Prior to the exercise of the SAR and delivery of the shares represented thereby, the participant will have no rights as a shareholder with respect to shares covered by such outstanding SAR (including any dividend or voting rights).

SARs granted in tandem with options will be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option will result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of a SAR will cause an immediate forfeiture of any related option to the extent the SAR is exercised.

Upon the exercise of a SAR, the participant will be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of common stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any option to which the SAR is related, multiplied by the number of shares as to which the SAR is exercised. The Committee will decide whether that distribution will be in cash, in shares having a Fair Market Value equal to that amount, or in a combination of cash and shares.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of common stock on that date exceeds the exercise price of the SAR or any related option, as applicable. A SAR granted in tandem with options will expire at the same time as any related option expires and will be transferable only when, and under the same conditions as, any related option is transferable.

Restricted Stock

The Committee may at any time and from time to time grant shares of restricted stock under the 2004 Plan to such participants and in such amounts as it determines. Each grant of restricted stock will specify the applicable restrictions on such shares, the duration of such restrictions (which will be at least six months except as otherwise determined by the Committee or provided in the 2004 Plan), and the time or times at which such restrictions lapse with respect to all or a specified number of shares that are part of the grant.

Unless otherwise determined by the Committee, certificates representing shares of restricted stock granted under the 2004 Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during the period of restriction the participant will have all of the rights of a holder of common stock, including the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock will be subject to the same restrictions as then in effect for the restricted stock.

Unless otherwise determined by the Committee, immediately prior to a Change in Control during any period of restriction, all restrictions on shares granted to a participant will lapse. At the time a participant ceases to be, or if a participant does not become, a director, officer or employee of, or otherwise perform services for, the Company or its subsidiaries for any other reason, unless otherwise determined by the Committee, all shares of restricted stock granted to the participant on which the restrictions have not lapsed will be immediately forfeited to the Company.

Effect of Termination of Employment

If a participant ceases to be a director, officer or employee of the Company or any subsidiary due to death or disability (as defined in the 2004 Plan), all of the participant’s options and SARs that were exercisable on the date of death or disability will remain exercisable for, and will otherwise terminate at the end of, a period of one year from the date of death or disability, but in no event after the expiration date of the options or SARs; provided that, in the case of disability, the participant does not engage in Competition (as defined in the 2004 Plan) during that one-year period.

If a participant ceases to be a director, officer or employee of the Company or any subsidiary upon his or her retirement (as defined in the 2004 Plan), all of the participant’s options and SARs that were exercisable on the date of retirement will remain exercisable for, and will otherwise terminate at the end of, a period of 90 days after the date of retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition (as defined in the 2004 Plan) during that 90-day period.

If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a subsidiary due to cause (as defined in the 2004 Plan), or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a subsidiary for any reason, all of the participant’s options and SARs will expire and be forfeited immediately upon cessation or non-commencement, whether or not then exercisable.

If a participant ceases to be a director, officer or employee of the Company or a subsidiary for any reason other than death, disability, retirement or cause, all of the participant’s options and SARs that were exercisable on the date of cessation will remain exercisable for, and will otherwise terminate at the end of, a period of 30 days after the date of cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during that 30-day period.

If a consultant (i.e., a participant other than a director, officer or employee of the Company or any subsidiary) ceases to perform services for the Company or any subsidiary, the provisions set forth in the participant’s award grant agreement will control the participant’s right to exercise the award after the date of termination and until the scheduled expiration date of the award.

Change in Control

If there is a Change in Control of the Company (as defined in the 2004 Plan), all of the participant’s options and SARs will become fully vested and exercisable upon the Change in Control and will remain so until the expiration date of the options or SARs, whether or not the grantee is subsequently terminated.

Certain Adjustments

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee will make such adjustment as it deems appropriate in the number and kind of shares available for issuance under the 2004 Plan (including the total number of shares available for issuance under the 2004 Plan), and in the number and kind of options, SARs and shares covered by grants previously made under the 2004 Plan, and in the exercise price of outstanding options and SARs. Any adjustment will be final, conclusive and binding for all purposes of the 2004 Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all the Company’s obligations regarding options, SARs and restricted stock that were granted under the 2004 Plan and that are outstanding on the date of that event will, on such terms as may be approved by the Committee prior to that event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

Duration, Termination and Amendment of the 2004 Plan

The effective date of the 2004 Plan was June 2, 2004, when it was approved by the shareholders of the Company. The 2004 Plan will terminate at the close of business on June 1, 2014. The termination of the 2004 Plan will not affect any of the rights or obligations of any person under any grant of options or other incentives granted under the 2004 Plan prior to its termination.

The Board of Directors or the Committee, without approval of the shareholders, may amend or terminate the 2004 Plan, except that no amendment will become effective without prior approval of the shareholders of the Company if shareholder approval is required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange or Market on which the common stock is then listed.

Certain Federal Income Tax Consequences

The following is a brief summary of the federal income tax rules relevant to participants in the 2004 Plan under the Internal Revenue Code. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, all participants in the 2004 Plan should consult their own tax advisors with regards to the tax consequences of participating in the 2004 Plan. Moreover, the following summary relates only to the participants’ federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

Non-Qualified Stock Options.   The grant of an NSO (including any option that exceeds the limitations on ISOs described below) to an optionee generally will not be a taxable event when the exercise price is equal to the fair market value of the underlying stock at the time of the grant. Accordingly, the optionee will not be subject to any income tax consequences with respect to an NSO until the option is exercised. Upon the exercise of an NSO, the optionee generally will recognize ordinary compensation income equal to the “spread” between the exercise price and the fair market value of the shares on the date of exercise. Generally, the Company will be entitled to a federal income tax deduction in the amount of the “spread” recognized by the optionee as ordinary compensation income.

On the delivery by an optionee of shares already owned by the optionee as payment for the exercise price of an NSO, the number of shares received on exercise of the option equal to the number of shares surrendered should be treated as received in a tax-free exchange with no resulting recognition of income to the optionee. Any additional shares the optionee receives on exercise of the option in excess of the number of shares surrendered should result in recognition by the optionee of ordinary compensation income in an amount equal to the fair market value of such shares. The tax basis of the shares received on surrender of the previously owned shares should equal the tax basis of the shares so surrendered, and the tax basis of the additional shares received should equal the amount recognized as ordinary compensation income by the optionee (i.e. the fair market value of such additional shares).

The payment by an optionee of the exercise price of an NSO by means of surrender of the existing option will result in the optionee recognizing ordinary compensation income on the “spread” between the exercise price of the option surrendered and the fair market value of the shares on the date of exercise. Generally, the Company will be entitled to a deduction in the amount of this “spread.”  The tax basis of the shares the optionee receives on exercise will be the fair market value of such shares on the date of exercise.

The amount and character (whether capital gain or ordinary compensation income, and whether long-term or short-term) of any gain or loss realized on a subsequent disposition of shares by the optionee generally will depend on, among other things, whether the compensation income event has occurred prior to the disposition of shares. If the compensation event has occurred prior to the ultimate disposition of the shares, the gain or loss on the shares after the compensation event will generally be capital in character if certain holding requirements have been met. There are, however, certain issues that must be considered when determining the nature of compensation upon disposition of shares, including whether the disposition occurs before or after the common stock vests, whether an election under Code Section 83(b) with respect to those shares had been made, and the length of time those shares were held by the optionee.

The Company believes that the compensation deemed paid by the Company upon the exercise of NSOs is performance based and, as such, is not required to be taken into account under Code Section 162(m) for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. As discussed above under “Proposal No. 1 to Amend the 2004 Equity Incentive Plan—Performance-Based Annual Incentive Awards Intended to Meet the Tax Deductibility Requirements of Section 162(m) of the Internal Revenue Code,” the Compensation Committee has approved amendments to the 2004 Plan, subject to shareholder approval of those amendments, to permit restricted stock and cash bonus awards to be made under the 2004 Plan in conformance with the deductibility requirements of Code Section 162(m). If the 2004 Plan amendments are approved by the shareholders, the Committee intends to make awards of NSOs in accordance with the rules and regulations governing the deductibility limitations of Section 162(m).

Incentive Stock Options.   Under the Code, ISOs may be granted only to employees of the Company. There are no federal income tax consequences associated with the grant of an ISO to an employee. In contrast to the exercise of an NSO, the exercise of an ISO will not cause an employee to recognize taxable income for federal income tax purposes. The tax basis of the shares received on exercise will equal the amount of cash or other property paid on such exercise. If the employee holds the shares acquired upon exercise of the ISO for a minimum of two years from the date of the grant of the ISO, and for at least one year after exercise, any gain realized on the subsequent sale or exchange of the shares generally will be treated as long-term capital gain. If the shares are sold or otherwise disposed of prior to the expiration of those periods (a “disqualifying disposition”), then a portion of any gain recognized by the employee which would otherwise be characterized as capital gain would instead be taxable as ordinary compensation income, and the Company would be entitled to a federal income tax deduction in that amount. The amount of gain that would be characterized as ordinary compensation income will not exceed an amount equal to the excess of (i) the fair market value of such shares as of the date the option was exercised over (ii) the amount paid for such shares. Any loss recognized upon a taxable disposition of the shares generally will be characterized as a capital loss.

On the delivery by an optionee of shares already owned by the optionee as payment of the exercise price of an ISO, the number of shares received on exercise of the ISO equal to the shares surrendered should be treated as received in a tax-free exchange with no resulting recognition of income to the optionee. Any additional shares the optionee receives on exercise of the ISO in excess of the number of shares surrendered should be treated as the exercise of an ISO and will not cause the optionee to recognize taxable income for federal income tax purposes. The tax basis of the shares received on surrender of the previously owned shares should equal the tax basis of the shares so surrendered, and the basis of any additional shares received on exercise of the ISO should equal the amount of any cash or other property paid on such exercise. However, if stock received on exercise of an ISO is used in connection with the exercise of an ISO when the holding period with respect to such stock is not met, such use will be considered a disqualifying disposition. Despite being a disqualifying disposition, the Company would not realize a tax benefit.

The payment by an optionee of the exercise price of an ISO by means of surrender of such ISO will result in the optionee recognizing ordinary compensation income on the spread between the exercise price and the fair market value with respect to that number of options so surrendered less the number of options exercised for shares. Generally, the Company will be entitled to a deduction in the amount of this “spread.”  The tax basis of the shares the optionee receives on exercise of the option in this manner will be the amount paid for such shares (i.e., the amount recognized as ordinary compensation income by the optionee).

Stock Appreciation Rights.   The grant of a stock appreciation right, or SAR, to a grantee will not be a taxable event. The grantee will recognize ordinary compensation income upon the exercise of a SAR. The amount of income subject to tax will depend upon whether the SAR is granted in tandem with options or independently. Upon the exercise of a SAR granted in tandem with an option, the grantee will recognize ordinary compensation income equal to the excess of the fair market value of the common stock on the exercise date, over the option exercise price. Upon the exercise of a SAR granted independently of an option, the grantee will recognize ordinary compensation income equal to the excess of the fair market value of the common stock on the exercise date, over the fair market value of the common stock on the day the SAR was granted. In either case, the Company will be entitled to a corresponding deduction equal to the amount of ordinary compensation income that the grantee recognizes. Upon the sale of any common stock received by the grantee upon exercise of a SAR, the grantee will recognize long- or short-term capital gain or loss, depending on whether the grantee has held the stock for more than one year from the date of exercise.

Restricted Stock.   A grantee will generally not recognize taxable income at the time shares of restricted stock are granted, but will recognize ordinary compensation income when the shares first become transferable or not otherwise subject to restrictions or a substantial risk of forfeiture, unless the grantee makes an election under Code Section 83(b) to recognize ordinary compensation income upon grant. The amount of ordinary income that the grantee recognizes will equal the fair market value of the restricted stock at the time its restrictions lapse, or at the time of grant if the grantee makes a Code Section 83(b) election, less the amount the grantee paid for the restricted stock. The Company will be entitled to claim a corresponding deduction equal to the amount of ordinary compensation income recognized by the grantee. Upon the sale of restricted stock after its restrictions have lapsed, the grantee will recognize long- or short-term capital gain or loss, depending on whether the grantee has held the stock for more than one year from the date the restrictions lapsed, or for more than one year from the date of grant if the grantee made a Section 83(b) election.

Withholding Taxes.   Because the amount of ordinary compensation income a participant recognizes with respect to the receipt or exercise of any instruments received under the 2004 Plan may be subject to applicable withholding of federal, state and local income taxes and social security taxes, the Company may require the participant to pay the amount required to be withheld by the Company before delivering to the participant any shares purchased under the 2004 Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the participant.

Board Recommendation

The Board of Directors believes that approval of Proposal No. 2, the amendment to the 2004 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the 2004 Plan, is in the best interests of the shareholders of the Company. Approval of Proposal No. 2 requires a vote in favor of the amendment by the holders of a majority of the shares of common stock represented at the Annual Meeting for purposes of voting on this proposal. A copy of the 2004 Equity Incentive Plan, as amended by Proposals No. 1 and No. 2, is attached hereto as Appendix A.

The Board of Directors recommends that shareholders vote FOR Proposal No. 2 to amend the 2004 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder.

CORPORATE GOVERNANCE

The Company maintains a corporate website, www.epiqsystems.com. The following corporate policie of the Company and its Board of Directors are available on the Company’s website by selecting “SEC Filings and Corporate Governance” under the heading “Investor Relations:”

•       Code of Business Conduct and Ethics

•       Audit Committee Charter

•       Nominating Committee Charter

The Company’s Code of Business Conduct and Ethics applies to all officers, directors and associates of the Company, and specifically the Chief Executive Officer, President and Chief Financial Officer of the Company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders wishing to communicate with the members of the Board of Directors may send correspondence to the Board of Directors, c/o Corporate Secretary, 501 Kansas Avenue, Kansas City, Kansas 66105. It is the Company’s intention, unless the volume of communications is prohibitive, to forward all non-frivolous correspondence to the Board of Directors or the appropriate member thereof.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders to be held in 2006 must be received by the Secretary of the Company, at EPIQ Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105-1309, no later than January 2, 2007, to be eligible for inclusion in the Company’s Proxy Statement and Proxy related to that meeting. Additionally, if properly requested, a shareholder may submit a proposal for consideration at the 2007 Annual Meeting of Shareholders, but not for inclusion in the Company’s Proxy Statement and Proxy for the 2007 Annual Meeting. Under the Company’s Amended and Restated Bylaws, for business to be properly requested to come before an annual meeting of shareholders, the Secretary of the Company must receive notice of the request from a shareholder of record entitled to vote of the matter raised at least 60 days before the anniversary of the prior year’s annual meeting, or 30 days for nominations for election to the Board of Directors. Notice of matters proposed to be brought before the 2007 Annual Meeting of Shareholders are due on or before April 6, 2007. Notice of nominations to the Board of Directors are due on or before May 9, 2007. A copy of the Company’s Bylaws may be obtained from the Secretary of the Company at the address on the first page of this Proxy Statement.

ANNUAL REPORT

The 2005 Annual Report to Shareholders of the Company, including financial statements for the year ended December 31, 2005, and the Company’s Annual Report on Form 10-K are enclosed with this Proxy Statement.

OTHER MATTERS

The Board of Directors is not aware of any matter that will be presented for action at the Annual Meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Tom W. Olofson Chairman and Chief Executive Officer
May 5, 2006

APPENDIX A

EPIQ SYSTEMS, INC.
2004 EQUITY INCENTIVE PLAN

(Amended and Restated, Effective _______, 2006)

1.     Purpose.

This plan shall be known as the EPIQ Systems, Inc. Amended and Restated Equity Incentive Plan (this “Plan”). The purpose of this Plan shall be to promote the long-term growth and profitability of EPIQ Systems, Inc. (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), either alone or in tandem with options, restricted stock, or any combination of the foregoing may be made under this Plan.

2.     Definitions.

(a) “Award” means any Non-Qualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock, Shares, cash or Annual Incentive Award.

(b) “Annual Incentive Award” means a performance bonus determined under Section 9 of this Plan that is a Restricted Stock or cash bonus awards.

(c) “Board of Directors” and “Board” mean the board of directors of the Company.

(d) “Cause,” unless otherwise defined in a participant’s award grant agreement or in a participant’s written employment arrangement with the Company or any of its Subsidiaries in effect on the date of grant (as amended from time to time thereafter), means the occurrence of one or more of the following events:

(i)    Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

(ii)   Conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

(iii)  Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or

(iv)  Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

The definition of Cause set forth in a participant’s award grant agreement shall control if such definition is different from the definition of Cause set forth in this Plan.

(e) “Change in Control” means the occurrence of one of the following events:

(i)    if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii)   during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)  the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

(iv)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

(f)    “Code”  means the Internal Revenue Code of 1986, as amended.

(g)    “Committee” means the Compensation Committee of the Board or such other committee that consists solely of two or more members of the Board, each of whom is a “Non-Employee Director” within the meaning of SEC Rule 16b-3 and is an “outside director” within the meaning of Treasury Regulation §1.162-27(e)(3); provided that, if for any reason the Committee shall not have been appointed by the Board to administer this Plan, all authority and duties of the Committee under this Plan shall be vested in and exercised by the Board, and the term “Committee” shall be deemed to mean the Board for all purposes herein.

(h)   “Common Stock” means the Common Stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(i)    “Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

(j)     “Covered Employee” is any Eligible Employee who (i) as of the close of the taxable year, is the chief executive officer of the Company or is an individual acting in that capacity, or (ii) the total compensation of the employee for the taxable year is required to be reported to shareholders under the executive compensation disclosure rules under the Securities Exchange Act of 1934.

(k)   “Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company long-term disability plan or as otherwise determined by the Committee.

(l)    “Eligible Person” means those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States).

(m)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(n)   “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(o)   “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Committee; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(p)   “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(q)   “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

(r)    “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

(s)    “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provision for options thereunder).

(t)    “Performance Goals” means the objective criteria determined by the Committee, the degree of attainment of which will affect the amount of an Annual Incentive Award. Performance Goals may contain threshold and maximum levels of achievement and must be based upon one or more of the Performance Measures set forth in Section 9(c)(i).

(u)   “Performance Period” means that period established by the Committee at the time any Award is granted or at any time thereafter during which the attainment of performance goals specified by the Committee with respect to that Award are to be measured. Except as provided in Section 9, a Performance Period may be a year or a longer or shorter period.

(v)    “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee.

(w)   “Shares” means any share of the Common Stock of the Company.

(x)    “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

(y)    “Year” means the fiscal year of the Company.

3.     Administration.

The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer this Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of this Plan, the Committee shall be authorized to:

(i)    select persons to participate in this Plan;

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(ii)   determine the form and substance of grants made under this Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made;

(iii)  certify that the conditions and restrictions applicable to any grant have been met;

(iv)  modify the terms of grants made under this Plan;

(v)    interpret this Plan and grants made thereunder;

(vi)  make any adjustments necessary or desirable in connection with grants made under this Plan to eligible participants located outside the United States; and

(vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out this Plan as it may deem appropriate.

Decisions of the Committee on all matters relating to this Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken  or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of this Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under this Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

4.     Shares Available for this Plan.

Subject to adjustments as provided in Section 15, an aggregate of 5,000,000 shares of Common Stock (the “Shares”) may be issued pursuant to this Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under this Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under this Plan unless, in the case of options granted under this Plan, related SARs are exercised.

Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.     Participation.

Participation in this Plan shall be limited to Eligible Persons. Nothing in this Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director  or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any Award under this Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board or the Committee.

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Incentive Stock Options, Non-qualified Stock Options, SARs, alone or in tandem with options, restricted stock awards, or any combination thereof may be granted to such persons and for such number of Shares as the Committee shall determine subject to the terms of this Plan (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees”). Determinations made by the Committee under this Plan need not be uniform and may be made selectively among eligible individuals under this Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6.     Incentive and Non-qualified Stock Options and SARs.

The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its Subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year, the Committee shall not grant to any one participant Non-qualified Stock Options, Incentive Stock Options or SARs to purchase a number of shares of Common Stock in excess of 300,000 Shares. The options granted shall take such written form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Non-qualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. Each award grant agreement shall specifically indicate whether the option granted is an Incentive Stock Option or a Non-qualified Stock Option. If an Incentive Stock Option granted under this Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under this Plan, provided that such stock option otherwise meets this Plan’s requirements for Non-qualified Stock Options.

(a)    Price. The price per Share deliverable upon the exercise of each option (“exercise price”) shall be established by the Committee and may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(b)   Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options exercised, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

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In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (1) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (2) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

(c)    Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but no option shall be exercisable in whole or in part more than ten years after the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years after the date it is granted; in each case unless otherwise permitted by Section 422 of the Code or any successor thereto. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(d)   Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which Incentive Stock Options are exercisable for the first time by any one participant during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto) may not exceed $100,000.

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(e)    Termination; Forfeiture.

(i)    Death or Disability. If a participant ceases to be a director, officer or employee of the Company and any Subsidiary due to death or Disability, (A) all of the participant’s options and SARs that were exercisable on the date of death or Disability shall remain exercisable for, and shall otherwise terminate at the end of, a period of one year from the date of such death or Disability, but in no event after the expiration date of the options or SARs; provided that, in the case of Disability, the participant does not engage in Competition during such one year period unless he or she received written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of death or Disability shall be forfeited immediately upon such death or Disability; provided, however, that such options or SARs may become fully vested and exercisable in the discretion of the Committee. If a participant other than a director, officer or employee of the Company and any Subsidiary ceases to perform services for the Company and any Subsidiary due to death or Disability, the provisions set forth in such participant’s award grant agreement shall control. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 3 months after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under this Plan if required to be so treated under the Code.

(ii)   Retirement. If a participant ceases to be a director, officer or employee of the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options or SARs may become fully vested and exercisable in the discretion of the Committee. If a participant other than a director, officer or employee of the Company and any Subsidiary ceases to perform services for the Company and any Subsidiary upon the occurrence of his or her retirement, the provisions set forth in such participant’s award grant agreement shall control. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 3 months after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under this Plan if required to be so treated under the Code.

(iii)  Discharge for Cause. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

(iv)  Other Termination. Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 30-day period unless he or she receives written consent to do so from

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the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. If a participant other than a director, officer or employee of the Company and any Subsidiary ceases to perform services for the Company and any Subsidiary for any reason other than death, Disability Retirement or Cause, the provisions set forth in such participant’s award grant agreement shall control.

(v)    Change in Control. If there is a Change in Control of the Company, all of the participant’s options and SARs shall become fully vested and exercisable upon such Change in Control and shall remain so until the expiration date of the options or SARs, whether or not the grantee is subsequently terminated.

7.    Stock Appreciation Rights.

The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs shall be subject to such terms and conditions as the Committee may specify.

No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any options to which the SARs correspond. Prior to the exercise of the SAR and any delivery of the related Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

SARs granted in tandem with options shall be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in Shares having a Fair Market Value equal to such amount, or in a combination thereof.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable. An SAR granted in tandem with options shall expire at the same time as any related option expires and shall be transferable only when, and under the same conditions as, any related option is transferable.

8.     Restricted Stock.

The Committee may at any time and from time to time grant Shares of restricted stock under this Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

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The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under this Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

Unless otherwise determined by the Committee, immediately prior to a Change in Control during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any reason, unless otherwise determined by the Committee, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

In any one calendar year, the Committee shall not grant to any one participant Restricted Stock in excess of 150,000 Shares.

9.     Annual Incentive Awards and 162(m) Compliance.

(a) Section 162(m) Compliance. If the Committee, in its discretion, determines that it is appropriate to establish an Annual Incentive Award for an Eligible Person, the terms of the Annual incentive Award will comply with this Section 9. Annual Incentive Awards are intended to satisfy the Performance-Based Exception. If changes are made to Code Section 162(m) to permit flexibility with respect to an Award or Awards available under this Plan, the Committee may, subject to this Section 9, make any adjustments to Annual Incentive Awards as it deems appropriate and as permitted by the changes in Code Section 162(m).

(b) Annual Incentive Award Eligibility and Timing for Establishing Performance Goals.

(i)    Eligibility. Subject to and consistent with the provisions of this Plan, Annual Incentive Awards may be granted to an Eligible Employee who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with the Annual Incentive Award, a Covered Employee in accordance with this Section 9.

(ii)   Timing. The Committee will designate the individuals eligible to be granted an Annual Incentive Award for a Year and establish the objective Performance Goals for the individuals within the first 90 days of that Year; provided, that for a hiring or promotion after that 90-day period that makes any individual eligible to be granted an Annual Incentive Award, the designation shall not be later than the elapse of 25% of the remainder of that Year after such hiring or promotion; provided further, that if the Committee designates a Performance Period of less than a full year, the establishment of the Performance Goals by the Committee will be made no later than the elapse of 25% of the Performance Period. The opportunity to be granted an Annual Incentive Award may be evidenced by an award grant agreement, which shall specify the individual’s bonus opportunity, the Performance Goals, and such other terms not inconsistent with the Plan as the Committee shall determine.

(c) Performance Goals.

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(i)    Establishment. Within the time period prescribed in Section 9(b)(ii), the Committee shall establish Performance Goals for the Year (which may be the same or different for some or all Covered Employees) and shall establish the threshold and maximum bonus opportunity for each Covered Employee for the attainment of specified threshold and maximum Performance Goals. Performance Goals and bonus opportunities may be weighted for different factors and measures as the Committee determines. Unless and until the Company’s stockholders approve a change in the general Performance Measures set forth in this Section 9, for Annual Incentive Awards designed to qualify for the Performance-Based Exception, objective performance criteria used to establish Performance Goals shall be one or more of the following (each a “Performance Measure”):

(A)  Earnings from continuing operations (either in the aggregate or on a per-Share basis);

(B)  Growth or rate of growth in earnings (either in the aggregate or on a per-Share basis);

(C)  Net income or loss (either in the aggregate or on a per-Share basis);

(D)  Revenues (either operating or in total);

(E)  Growth or rate of growth in revenues (either operating or in total)

(F)   Net cash provided by operating activities;

(G)  Growth or rate of growth in net cash provided by operating activities;

(H)  Free cash flow (either in the aggregate on a per-Share basis);

(I)    Earnings before interest, taxes, depreciation, amortization, and acquisition-related expenses;

(J)   Growth or rate of growth in earnings before interest, taxes, depreciation, amortization, and acquisition-related expenses;

(K)  Earnings from continuing operations (either in the aggregate or on a per-Share basis);

(L)   Reductions in expense levels, determined either on a Company-wide basis or in respect of any one more business units;

(M) Expense management and employee productivity;

(N)  Stockholder returns (including return on assets, investments, equity, or sales);

(O)  Return measures (including return on assets, equity, or sales);

(P)   Growth or rate of growth in return measures (including return on assets, equity, or sales);

(Q)  Share price (including attainment of a specified per-Share price during the Performance Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

(R)  Strategic business criteria, consisting of one or more objectives based on meeting specified hiring and/or retention of key employees, business expansion goals, objectively identified project milestones, debt targets, and goals relating to acquisitions or divestitures; and

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(S)   Achievement of business or operational goals such as market penetration, release of software upgrades, business development and/or regulatory compliance;

provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the grant date of an Annual Incentive Award intended to comply with the Performance-Based Exception, provide that the formula for such Annual Incentive Award include or exclude items to measure specific Performance Measures such as share-based compensation expense, acquisition related expenses, expense resulting from amortization of debt issuance costs or other loan fees, expense resulting from amortization of intangibles, gain or loss on extinguishment of debt, accreted interest expense, charges or credits related to the adjustment of assets or liabilities to fair value (for example, charges related to asset impairments or the mark-to-market adjustment of the convertible debt embedded option),gains or losses resulting from foreign exchange transaction or translation adjustments, restructuring charges, gains or losses from discontinued operations, any unusual or non-recurring charge or credit, extraordinary gains or losses, the current period income statement effect of businesses or assets acquired or divested; expense or income, including the cumulative effect, of any new accounting principle adopted during the year, and, expense or income related to the adoption of new accounting methods or principles.

(ii)   Flexibility as to Timing, Weighting, Applicable Business Unit. For Annual Incentive Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Goals within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Annual Incentive Awards to different grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Annual Incentive Award. Any one or more of the Performance Measures may apply to a grantee, to the Company as a whole, to one or more affiliates or to a department, unit, division or function within the Company, within any one or more affiliates or any one or more joint ventures, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

(iii)  Discretion to Adjust. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Goals; provided, however, Annual Incentive Award compensation that is designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Annual Incentive Award so that it no longer qualifies for the Performance-Based Exception) be adjusted upward. The Committee retains the discretion to adjust compensation under Annual Incentive Awards downward. The Committee may not, unless the Committee determines to amend the Annual Incentive Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Annual Incentive Awards intended qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the pre-established Performance Goals must be certified in writing prior to payment of the Annual Incentive Award.

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(iv)  Alteration of Performance Measures. If applicable laws allow an Annual Incentive Award to qualify for the Performance-Based Exception even if the Committee alters the governing Performance Measures without obtaining stockholder approval, the Committee will have sole discretion to make such changes without obtaining stockholder approval.

(d)   Determination of Amount of Annual Incentive Awards.

(i)    Restricted Stock Award Limitation. No grantee may be awarded Restricted Stock Annual Incentive Awards in any one year, pursuant to this Section 9, in excess of the limitation set forth in Section 8.

(ii)   Cash Award Limitation. No grantee may be granted cash Annual Incentive Awards, pursuant to this Section 9, in any one Year the maximum payout for which, when added to the maximum payout for all other cash Annual Incentive Awards granted to such grantee pursuant to this Section 9 in the same Year, could exceed 300% of the grantee’s annual base salary (up to a maximum of $1,000,000 of base salary) as of the first day the Year (or, if later, as of the date on which the grantee becomes an employee of the Company or a Subsidiary). If the Performance Period is greater than one year, the 300% limitation will apply separately for each 12 month period in the Performance Period.

(iii)  Aggregate Maximum. The Committee may establish guidelines as to the maximum aggregate amount of Annual Incentive Awards payable for any Year.

(e)    Committee Certification and Determination of Amount of Annual Incentive Award. The Committee shall determine and certify in writing the degree of attainment of Performance Goals as soon as administratively practicable after the end of each Year but not later than 90 days after the end of that Year. The Committee shall determine an individual’s maximum Annual Incentive Award based on the level of attainment of the Performance Goals (as certified by the Committee) and the individual’s bonus opportunity. The Committee reserves the discretion to reduce (but not below zero) the amount of an individual’s Annual Incentive Award below the maximum Annual Incentive Award. The determination of the Committee to reduce (or not pay) an individual’s Annual Incentive Award for a Year will not affect the maximum Annual Incentive Award payable to any other individual. No Annual Incentive Award will be payable to an individual unless at least the threshold Performance Goal is attained.

(f)    Payment of Annual Incentive Awards.

(i)    Timing. Annual Incentive Awards will be paid as soon as administratively practicable after the Committee determines the amount of the Annual Incentive Award, but not later than 90 days after the Committee certifies the degree of attainment o Performance Goals.

(ii)   Form. An individual’s Annual Incentive Award for a Year may be paid in cash or Restricted Stock as determined by the Committee at the time of the grant. The Committee may provide in an award grant agreement that payment of an Annual Incentive Award may be deferred in accordance with any rules or procedures that may be established by the Committee from time to time, either before or after the decision or election to defer is made.

(g) Cessation of Services. If an individual ceases to provide services to the Company or a subsidiary in the capacity of an employee or consultant during the Year, the Committee may authorize the payment of an Annual Incentive Award to that individual, and in the absence of the authorization, the individual will receive no Annual Incentive Award for that Year.

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10. Withholding Taxes.

(a)  Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b) Company Requirement. The Company may require, as a condition to any grant or exercise under this Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under this Plan.

11. Written Agreement; Vesting.

Each participant to whom a grant is made under this Plan shall enter into a written agreement with the Company that shall contain such provisions, including, without limitation, vesting requirements, consistent with the provisions of this Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7 and 8, in connection with a Change of Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

12.   Transferability.

Unless the Committee determines otherwise, no option, SAR or restricted stock granted under this Plan  shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option  or SAR may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option or SAR by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the option is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any option, SAR or restricted stock granted under this Plan and transferred as permitted by this Section 12, and any transferee of any such option, SAR or restricted stock shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

13.   Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR or restricted stock is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no

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such option or SAR may be exercised in whole or in part, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14.   Transfer of Employee.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another, shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15.   Adjustments.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares available for issuance under this Plan (including, without limitation, the total number of Shares available for issuance under this Plan pursuant to Section 4), and in the number and kind of options, SARs and Shares covered by grants previously made under this Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of this Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding options, SARs and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control, the Committee may, in its discretion, (i) cancel any or all outstanding options under this Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

16.   Amendment and Termination of this Plan.

The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate this Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange or market on which the Common Stock is then listed.

17.   Amendment or Substitution of Awards under this Plan.

The terms of any outstanding Award under this Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award or of the date of lapse of restrictions on Shares);

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provided that, except as otherwise provided in Section 15, no such amendment shall adversely affect in a material manner any right of a participant under the Award without his or her written consent, and provided further that the Committee shall not reduce the exercise price of any options or SARs awarded under this Plan without approval of the stockholders of the Company.

18.   Commencement Date; Termination Date.

The date of commencement of this Plan shall be June 2, 2004, subject to approval by the stockholders of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating this Plan, this Plan shall terminate at the close of business on June 1, 2014.  No termination of this Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under this Plan.

19.   Severability.

Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

20.   Governing Law.

The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

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EPIQ SYSTEMS, INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 7, 2006

10:00 a.m.

InterContinental Hotel

401 Ward Parkway

Kansas City, Missouri  64112

EPIQ Systems, Inc.
501 Kansas Avenue, Kansas City, Kansas 66105	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 7, 2006.

The undersigned hereby appoints Tom W. Olofson and Christopher E. Olofson, and each of them in the order named, proxies with full power of substitution to vote all shares of Common Stock of EPIQ Systems, Inc. of record in the name of the undersigned at the close of business on April 11, 2006, at the Annual Meeting of Shareholders of EPIQ Systems, Inc. to be held on June 7, 2006, or at any adjournment or adjournments, hereby revoking all former proxies.

See reverse for voting instructions.

BACK

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	COMPANY #

VOTE BY PHONE – TOLL FREE –1-800-560-1965 – QUICK *** EASY *** IMMEDIATE

•                  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 6, 2006.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you. If you have not been issued a Social Security Number, the voice will provide you with alternative instructions.

VOTE BY INTERNET – http://www.eproxy.com/epiq/ - QUICK *** EASY *** IMMEDIATE

•                  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 6, 2006.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot. If you have not been issued a Social Security Number, the online instructions will provide you with alternative instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to EPIQ Systems, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	Election of Directors:	01 Tom W. Olofson	04 Edward M. Connolly, Jr.	☐	Vote FOR	☐	Vote WITHHELD
		02 Christopher E. Olofson	05 James A. Byrnes		all nominees		from all nominees
		03 W. Bryan Satterlee	06 Joel Pelofsky		(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval of the amendment to the 2004 Equity Incentive Plan -	☐	FOR	☐	AGAINST	☐	ABSTAIN
Performance-based annual incentive awards intended to meet
the tax deductibility requirements of Section 162(m) of the Internal
Revenue Code.

3.	Approval of the amendment to the 2004 Equity Incentive Plan -	☐	FOR	☐	AGAINST	☐	ABSTAIN
Increase in the number of shares available for issuance.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box	☐ Indicate changes below:	Date

Signature(s) in Box

Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such;
when shares have been issued in names of two or more persons, all should sign.